Exhibit 99.1

The Shyft Group Reports Third Quarter 2023 Results

Shyft generated $9.2 million of cash from operations; repurchased $10.3 million of shares

Specialty Vehicles segment delivered record margin performance

Novi, Mich., October 26, 2023 – The Shyft Group, Inc. (NASDAQ: SHYF) (“Shyft” or the “Company”), the North American leader in specialty vehicle manufacturing, assembly and upfit for the commercial, retail and service specialty vehicle markets, today reports operating results for the third quarter ended September 30, 2023.

Third Quarter 2023 Highlights

For the third quarter of 2023 compared to the third quarter of 2022:

●	Sales of $201.3 million, a decrease of $84.8 million, or 29.6%, from $286.1 million
●

Net income of $4.5 million, or $0.13 per share, compared to $17.3 million, or $0.49 per share; third quarter 2023 net income includes a tax benefit of $2.0 million, primarily due to favorable adjustments for R&D tax credits

●	Adjusted EBITDA of $11.0 million, or 5.5% of sales, a decrease of $16.1 million, from $27.1 million, or 9.5% of sales; results include $7.6 million of EV program costs consistent with prior year
●	Adjusted net income of $6.7 million, or $0.19 per share, compared to $18.6 million, or $0.53 per share in the prior year
●	Consolidated backlog of $464.4 million as of September 30, 2023, down 55.5% compared to $1.0 billion as of September 30, 2022
●	Operating cash flow of $9.2 million, up $17.0 million, compared to an outflow of $7.8 million in the prior year
●	Issued the second annual Sustainability Report highlighting our continued progress towards our environmental, social, and governance goals

“We delivered third quarter results in line with our expectations led by our infrastructure and vocational related businesses. The parcel and motorhome end-markets continue to be highly dynamic, and our team is focused on driving operational and commercial actions as we close out the year,” said Jon Douyard, Chief Financial Officer.

Third Quarter 2023 Business Segment Highlights

For the third quarter of 2023 compared to the third quarter of 2022:

Fleet Vehicles and Services (FVS)

●	Sales of $124.3 million, a decrease of $60.2 million, or 32.6%, from $184.5 million
●	Adjusted EBITDA of $8.0 million, or 6.4% of sales, a decrease of $16.4 million, from $24.4 million, or 13.2% of sales
●	Segment quarter-end backlog of $383.4 million, down 58.1% compared to $915.1 million in the prior year

Specialty Vehicles (SV)

●	Sales of $76.6 million, a decrease of $27.3 million, or 26.3%, from $103.9 million
●	Adjusted EBITDA of $16.0 million, or 20.9% of sales, an increase of $0.4 million, from $15.6 million, or 15.0% of sales
●	Segment quarter-end backlog of $81.0 million as of September 30, 2023, down 37.1% compared to $128.8 million in the prior year

Disciplined Capital Allocation

“Our balance sheet is a competitive advantage as the Company executes its long-term strategy. We are focused on cash conversion and efficiently deploying capital to maximize shareholder value, including $19.1 million of share repurchases in 2023,” said Douyard.

The Company deployed $17.2 million of capital in the third quarter with the following actions:

●	Repurchased $10.3 million in shares with $223 million remaining under the existing share repurchase authorization
●	Funded $5.2 million of capital expenditures, including investment in Blue Arc
●	Paid regular dividends of $1.7 million reflecting a dividend of $0.05 per share

2023 Financial Outlook

The Company is narrowing its full-year 2023 outlook to the lower-end of the range as end-market challenges and operational inefficiencies remain.

The outlook, notwithstanding further changes in the operating environment, is as follows:

●	Sales to be in the range of $850 million to $900 million compared to the previous outlook of $850 to $950 million
●	Adjusted EBITDA of $40 to $45 million compared to the previous outlook of $40 to $60 million
●	Net Income of $4 to $9 million compared to the previous outlook of $1 to $16 million; includes favorable adjustments for R&D tax credits
●	Earnings per share of $0.13 to $0.27 compared to the previous outlook of $0.03 to $0.46
●	Adjusted earnings per share of $0.42 to $0.56 compared to the previous outlook of $0.33 to $0.76

Conference Call and Webcast

The Shyft Group will host a conference call and webcast at 8:30 a.m. ET today.

The U.S. toll-free dial-in for the conference call is 1-844-868-8845, and the international dial-in number is 412-317-6591. The conference passcode is 10179222.

A live webcast of the conference will also be available on the investor relations page of the company’s website at www.the shyftgroup.com/webcasts.

About The Shyft Group

The Shyft Group is the North American leader in specialty vehicle manufacturing, assembly, and upfit for the commercial, retail, and service specialty vehicle markets. Our customers include first-to-last mile delivery companies across vocations, federal, state, and local government entities; the trades; and utility and infrastructure segments. The Shyft Group is organized into two core business units: Shyft Fleet Vehicles and Services™ and Shyft Specialty Vehicles™. Today, its family of brands include Utilimaster®, Blue Arc™ EV Solutions, Royal® Truck Body, DuraMag® and Magnum®, Strobes-R-Us, Spartan® RV Chassis, Red Diamond™ Aftermarket Solutions, and Builtmore Contract Manufacturing™. The Shyft Group and its go-to-market brands are well known in their respective industries for quality, durability, and first-to-market innovation. The Company employs approximately 4,200 employees and contractors across campuses, and operates facilities in Arizona, California, Florida, Indiana, Maine, Michigan, Missouri, Pennsylvania, Tennessee, Texas, and Saltillo, Mexico. The Company reported sales of $1.0 billion in 2022. Learn more at TheShyftGroup.com.

Forward Looking Statement

This release contains information, including our sales and earnings guidance, all other information provided with respect to our outlook for 2023 and future periods, and other statements concerning our business, strategic position, financial projections, financial strength, future plans, objectives, and the performance of our products and operations that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using words such as “believe,” “expect,” “intend,” “potential,” “future,” “may,” “will,” “should,” and similar expressions or by using future dates in connection with any discussion of, among other things, the construction or operation of new or existing facilities, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, anticipated disruptions to our operations and industry due to the COVID-19 pandemic, changes in supply and demand conditions and prices for our products, trade duties and other aspects of trade policy, statements regarding our future strategies, products and innovations, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, and those described from time to time in our future reports filed with the Securities and Exchange Commission (SEC), which are available at www.sec.gov or our website. All forward-looking statements in this release are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. We undertake no obligation to publicly update or revise any forward-looking statements in this release, whether as a result of new information, future events, or otherwise.

Contact

Randy Wilson

Vice President, Investor Relations and Treasury

Randy.Wilson@theshyftgroup.com

248.727.3755

The Shyft Group, Inc. and Subsidiaries
Consolidated Balance Sheets
(In thousands)
(Unaudited)

	September 30,	December 31,
	2023	2022
ASSETS
Current assets:
Cash and cash equivalents	$9,876	$11,548
Accounts receivable, less allowance of $290 and $246	91,536	115,742
Contract assets	48,469	86,993
Inventories	115,200	100,161
Other receivables – chassis pool agreements	29,285	19,544
Other current assets	5,350	11,779
Total current assets	299,716	345,767
Property, plant and equipment, net	79,437	70,753
Right of use assets – operating leases	47,669	53,386
Goodwill	48,880	48,880
Intangible assets, net	46,221	49,078
Net deferred tax assets	11,004	10,390
Other assets	2,534	2,227
TOTAL ASSETS	$535,461	$580,481

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$99,299	$124,309
Accrued warranty	6,317	7,161
Accrued compensation and related taxes	16,127	14,434
Contract liabilities	6,233	5,255
Operating lease liability	10,884	10,888
Other current liabilities and accrued expenses	7,597	19,452
Short-term debt – chassis pool agreements	29,285	19,544
Current portion of long-term debt	203	189
Total current liabilities	175,945	201,232
Other non-current liabilities	10,105	10,033
Long-term operating lease liability	38,491	44,256
Long-term debt, less current portion	55,181	56,266
Total liabilities	279,722	311,787
Commitments and contingent liabilities
Shareholders' equity:
Preferred stock, no par value: 2,000 shares authorized (none issued)	-	-
Common stock, no par value: 80,000 shares authorized; 34,289 and 35,066 outstanding	91,046	92,982
Retained earnings	164,624	175,611
Total Shyft Group, Inc. shareholders’ equity	255,670	268,593
Non-controlling interest	69	101
Total shareholders' equity	255,739	268,694
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$535,461	$580,481

The Shyft Group, Inc. and Subsidiaries
Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022

Sales	$201,325	$286,075	$669,865	$725,153
Cost of products sold	164,557	231,979	547,419	603,008
Gross profit	36,768	54,096	122,446	122,145

Operating expenses:
Research and development	5,225	7,051	18,064	19,541
Selling, general and administrative	27,419	25,033	89,978	78,445
Total operating expenses	32,644	32,084	108,042	97,986

Operating income	4,124	22,012	14,404	24,159

Other income (expense)
Interest expense	(1,572)	(1,137)	(4,697)	(1,754)
Other income (expense)	15	181	209	(342)
Total other expense	(1,557)	(956)	(4,488)	(2,096)

Income before income taxes	2,567	21,056	9,916	22,063
Income tax expense (benefit)	(1,951)	3,770	(965)	3,346
Net income	4,518	17,286	10,881	18,717
Less: net loss attributable to non-controlling interest	-	-	32	-

Net income attributable to The Shyft Group Inc.	$4,518	$17,286	$10,913	$18,717

Basic earnings per share	$0.13	$0.49	$0.31	$0.53
Diluted earnings per share	$0.13	$0.49	$0.31	$0.53

Basic weighted average common shares outstanding	34,604	35,056	34,863	35,071
Diluted weighted average common shares outstanding	34,637	35,365	34,985	35,481

The Shyft Group, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(In thousands, except par value)

(Unaudited)

	Nine Months Ended September 30,
	2023	2022
Cash flows from operating activities:
Net income	$10,881	$18,717
Adjustments to reconcile net income to net cash provided by (used in) operating activities
Depreciation and amortization	12,360	10,055
Non-cash stock based compensation expense	5,187	4,922
Deferred income taxes	(614)	64
Loss on disposal of assets	132	481
Changes in accounts receivable and contract assets	62,730	(66,026)
Changes in inventories	(15,039)	(44,029)
Changes in accounts payable	(25,194)	24,708
Changes in accrued compensation and related taxes	1,693	(3,505)
Changes in accrued warranty	(844)	457
Changes in other assets and liabilities	(6,474)	9,663
Net cash provided by (used in) operating activities	44,818	(44,493)

Cash flows from investing activities:
Purchases of property, plant and equipment	(16,143)	(14,228)
Proceeds from sale of property, plant and equipment	100	148
Acquisition of business, net of cash acquired	(500)	-
Net cash used in investing activities	(16,543)	(14,080)

Cash flows from financing activities:
Proceeds from long-term debt	100,000	120,000
Payments on long-term debt	(101,000)	(55,000)
Payments of dividends	(5,392)	(5,395)
Purchase and retirement of common stock	(19,083)	(26,789)
Exercise and vesting of stock incentive awards	(4,472)	(8,539)
Net cash provided by (used in) financing activities	(29,947)	24,277

Net decrease in cash and cash equivalents	(1,672)	(34,296)
Cash and cash equivalents at beginning of period	11,548	37,158
Cash and cash equivalents at end of period	$9,876	$2,862

The Shyft Group, Inc. and Subsidiaries

Sales and Other Financial Information by Business Segment

(Unaudited)

Quarter Ended September 30, 2023 (in thousands of dollars)

	Business Segments
	Fleet Vehicles	Specialty	Eliminations &
	& Services	Vehicles	Other	Consolidated
Fleet vehicle sales	$108,491	$-	$-	$108,491
Motorhome chassis sales	-	20,519	-	20,519
Other specialty vehicles sales	-	50,557	444	51,001
Aftermarket parts and accessories sales	15,768	5,546	-	21,314
Total Sales	$124,259	$76,622	$444	$201,325

Adjusted EBITDA	$7,977	$15,988	$(12,977)	$10,988

The Shyft Group, Inc. and Subsidiaries

Sales and Other Financial Information by Business Segment

(Unaudited)

Quarter Ended September 30, 2022 (in thousands of dollars)

	Business Segments
	Fleet Vehicles	Specialty	Eliminations &
	& Services	Vehicles	Other	Consolidated
Fleet vehicle sales	$173,673	$-	$-	$173,673
Motorhome chassis sales	-	50,399	-	50,399
Other specialty vehicles sales	-	48,570	(2,335)	46,235
Aftermarket parts and accessories sales	10,821	4,947	-	15,768
Total Sales	$184,494	$103,916	$(2,335)	$286,075

Adjusted EBITDA	$24,361	$15,550	$(12,849)	$27,062

The Shyft Group, Inc. and Subsidiaries

Sales and Other Financial Information by Business Segment

(Unaudited)

Period End Backlog (amounts in thousands of dollars)

	Sept. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sept. 30, 2022
Fleet Vehicles and Services	$383,448	$437,802	$584,933	$736,690	$915,135

Specialty Vehicles
Motorhome Chassis	28,304	25,123	28,180	35,471	49,769
Other Specialty Vehicles	52,679	47,279	54,298	60,552	79,000
Total Specialty Vehicles	80,983	72,402	82,478	96,023	128,769

Total Backlog	$464,431	$510,204	$667,411	$832,713	$1,043,904

Reconciliation of Non-GAAP Financial Measures

This release presents Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted net income, and adjusted earnings per share, each of which is a non-GAAP financial measure. These non-GAAP measures are calculated by excluding items that we believe to be infrequent or not indicative of our underlying operating performance, as well as certain non-cash expenses. We define Adjusted EBITDA as income before interest, income taxes, depreciation and amortization, as adjusted to eliminate the impact of restructuring charges, acquisition related expenses and adjustments, non-cash stock-based compensation expenses, and other gains and losses not reflective of our ongoing operations.

We present the non-GAAP measure Adjusted EBITDA because we consider it to be an important supplemental measure of our performance. The presentation of Adjusted EBITDA enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our longer-term operating trends. We believe this measure to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting this non-GAAP measure is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance. We believe that the presentation of this non-GAAP measure, when considered together with the corresponding GAAP financial measures and the reconciliations to that measure, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of this disclosure.

Our management uses Adjusted EBITDA to evaluate the performance of and allocate resources to our segments. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining annual incentive compensation for our management team and long-term incentive compensation for certain members of our management team.

The Shyft Group, Inc. and Subsidiaries

Consolidated Financial Summary (Non-GAAP)

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,
The Shyft Group, Inc.	2023	% of sales	2022	% of sales
Net income	$4,518	2.2%	$17,286	6.0%
Add (subtract):
Restructuring and other related charges	58		53
Acquisition related expenses and adjustments	149		243
Non-cash stock-based compensation expense	2,097		1,214
CEO transition	235		-
Tax effect of adjustments	(363)		(226)
Adjusted net income	$6,694	3.3%	$18,570	6.5%

Net income	$4,518	2.2%	$17,286	6.0%
Add (subtract):
Depreciation and amortization	4,310		3,359
Income tax expense (benefit)	(1,951)		3,770
Interest expense	1,572		1,137
EBITDA	$8,449	4.2%	$25,552	8.9%
Add:
Restructuring and other related charges	58		53
Acquisition related expenses and adjustments	149		243
Non-cash stock-based compensation expense	2,097		1,214
CEO transition	235		-
Adjusted EBITDA	$10,988	5.5%	$27,062	9.5%

Diluted net earnings per share	$0.13		$0.49
Add (subtract):
Non-cash stock-based compensation expense	0.06		0.04
CEO transition	0.01		-
Tax effect of adjustments	(0.01)		-
Adjusted diluted net earnings per share	$0.19		$0.53

The Shyft Group, Inc. and Subsidiaries

Consolidated Financial Summary (Non-GAAP)

(In thousands, except per share data)

(Unaudited)

	Outlook
	Twelve Months Ended December 31, 2023
The Shyft Group, Inc.	Low	Mid	High
Net income	$4,565	$7,065	$9,565
Add:
Depreciation and amortization	17,000	17,000	17,000
Interest expense	6,200	6,200	6,200
Taxes	(965)	(965)	(965)
EBITDA	$26,800	$29,300	$31,800
Add:
Non-cash stock-based compensation and other charges	13,200	13,200	13,200
Adjusted EBITDA	$40,000	$42,500	$45,000

Earnings per share	$0.13	$0.20	$0.27
Add:
Non-cash stock-based compensation and other charges	0.38	0.38	0.38
Less: tax effect of adjustments	(0.09)	(0.09)	(0.09)
Adjusted earnings per share	$0.42	$0.49	$0.56

*Total amounts in the table may not add due to rounding